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                                                                   Exhibit 10.15



                         LIST OF ALLTRISTA CORPORATION
                        OFFICERS PARTY TO THE AMENDMENT
                        TO CHANGE OF CONTROL AGREEMENT
                          (As filed in Exhibit 10.14)



Thomas B. Clark      Chairman, President and Chief Executive Officer
Kevin D. Bower      Senior Vice President and Chief Financial Officer